UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2013 (June 12, 2013)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2013, Inland Diversified Real Estate Trust, Inc., (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company's stockholders elected the seven nominees listed below to serve as directors for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.

The voting results for each of the seven persons nominated to serve as directors are as follows:

Nominee	For	Withheld
Lee A. Daniels	62,579,104.418	1,024,092.258
Gerald W. Grupe	62,604,312.567	998,884.109
Brenda G. Gujral	62,578,519.119	1,024,677.557
Heidi N. Lawton	62,617,070.338	986,126.338
Barry L. Lazarus	62,612,314.948	990,881.728
Robert D. Parks	62,604,058.153	999,138.523
Charles W. Wurtzebach	62,627,751.655	975,445.021

No broker non-votes were cast in the election of directors. No other proposals were submitted to a vote of the stockholders at the Company's 2013 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: June 13, 2013	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Financial Officer